UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 30, 2007

Fieldstone Mortgage Investment Corporation

(Exact name of registrant as specified in charter)

Maryland	333-132444	20-2972688

State of Incorporation	(Commission File Number)	(I.R.S. Employer Identification No.)

11000 Broken Land Parkway, Suite 600, Columbia, Maryland	21044

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 365-3642

(Former name or former address, if changed since last report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

Item 8.01.	Other Events.

Filing of Form T-1

          On March 30, 2007, Fieldstone Mortgage Investment Corporation (the “Registrant”) is filing a Form T-1 Statement of Eligibility to designate Wells Fargo Bank, N.A. to act as an eligible trustee under trust indentures to be qualified pursuant to Section 305 and 307 of the Trust Indenture Act of 1939. Form T-1 is annexed hereto as Exhibit 25.1.

Item 9.01	Financial Statements, Pro Forma Financial Statements and Exhibits.

Information and Exhibits

(a)	Financial Statements of business acquired.

Not applicable.

(b)	Pro Forma financial information.

Not applicable.

(c)	Exhibits.

	25.1	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended.

Signatures

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 30, 2007	FIELDSTONE MORTGAGE INVESTMENT
CORPORATION
(Registrant)

By: /s/ John C. Kendall

Name: John C. Kendall
Title: Director and President

[FORM 8-K - SERIES 2007-1 - FORM T-1]

Exhibit Index

Exhibit No.		Page

25.1	Form T-1 Statement of Eligibility
	under the Trust Indenture Act of 1939, as amended	[Electronic Format]

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY
UNDER THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE

☐ CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT
TO SECTION 305(b) (2)

WELLS FARGO BANK, N.A.

A U.S. National Banking Association	94-1347393
(Jurisdiction of incorporation or	(I.R.S. Employer
organization if not a U.S. national	Identification No.)
bank)

420 Montgomery Street
San Francisco, CA	94163
(Address of principal executive offices)	(Zip code)

WELLS FARGO & COMPANY
Law Department, Trust Section
MAC N9305-172
Sixth Street and Marquette Avenue, 17TH floor
Minneapolis, Minnesota 55479
(612) 667-1234
(Agent for Service)

Fieldstone Mortgage Investment Trust Mortgage-Backed Notes, Issued in Series

Delaware	Not Yet Received
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

C\O Wilmington Trust
Rodney Square North
1100 North Market Street
Wilmington, DE	19890-0001
(Address of principal executive offices)	(Zip code)

Item 1. General Information. Furnish the following information as to the trustee:

(a)	Name and address of each examining or supervising authority to which it is subject.

Comptroller of the Currency
Treasury Department
Washington, D.C.

Federal Deposit Insurance Corporation
Washington, D.C.

The Board of Governors of the Federal Reserve System
Washington, D.C.

(b)	Whether it is authorized to exercise corporate trust powers.

The trustee is authorized to exercise corporate trust powers.

Item 2. Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

                    None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15. Foreign Trustee.	Not applicable.

Item 16. List of Exhibits.	List below all exhibits filed as a part of this Statement of Eligibility. Wells Fargo Bank, N.A. incorporates by reference into this Form T-1 the exhibits attached hereto.

Exhibit 1.	A copy of the Articles of Association of the trustee now in effect. *

Exhibit 2.	A copy of the Comptroller of the Currency Certificate of Corporate Existence for Wells Fargo Bank, National Association, dated November 28, 2001. *

Exhibit 3.

A copy of the authorization of the trustee to exercise corporate trust powers. A copy of the Comptroller of the Currency Certificate of Corporate Existence (with Fiduciary Powers) for Wells Fargo Bank, National Association, dated November 28, 2001. *

Exhibit 4.	Copy of By-laws of the trustee as now in effect. *

Exhibit 5.	Not applicable.

Exhibit 6.	The consents of United States institutional trustees required by Section 321(b) of the Act.

Exhibit 7.	Attached is a copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

Exhibit 8.	Not applicable.

Exhibit 9.	Not applicable.

*	Incorporated by reference to exhibit number 25 filed with registration statement number 333-87398.

2

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York on the 29th day of March, 2007.

WELLS FARGO BANK, NATIONAL ASSOCIATION

/s/ Carla S. Walker

Name: Carla S. Walker
Title: Vice President

3

EXHIBIT 6

March 29, 2007

Securities and Exchange Commission
Washington, D.C. 20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Very truly yours,

WELLS FARGO BANK, NATIONAL ASSOCIATION

/s/ Carla S. Walker

Name: Carla S. Walker
Title: Vice President

4